[JARDEN CORPORATION LOGO]

                                           FOR:  Jarden Corporation

                                       CONTACT:  Martin E. Franklin
                                                 Chairman and
                                                 Chief Executive Officer
                                                 914-967-9400

                                                 Investor Relations:
                                                 Cara O'Brien/Melissa Myron
                                                 Press: Evan Goetz/Alecia Pulman
                                                 Financial Dynamics
FOR IMMEDIATE RELEASE                            212-850-5600
---------------------

                JARDEN CORPORATION REPORTS FIRST QUARTER RESULTS

     RYE, NY - MAY 5, 2005 - JARDEN CORPORATION (NYSE:JAH) today reported its financial results for the three months ended March 31, 2005.

     Net sales increased 229% to $521.3 million compared to $158.3 million for the same quarter last year. On an as adjusted, non-GAAP basis, first quarter net income increased 110% to $15.8 million, compared to net income of $7.5 million for the same quarter last year. On a GAAP basis, the first quarter 2005 net income was breakeven. After the non-cash amounts for the paid-in kind dividends on the Series B and C preferred stock and a beneficial conversion charge related to the Series B preferred stock, the loss to common stockholders was $22.0 million or $0.76 per common share compared to diluted earnings per common share of $0.27 for the same quarter last year. On an as adjusted, non-GAAP basis, diluted earnings per common share was $0.38 for the first quarter. Please see the schedule accompanying this release for the full reconciliation of GAAP to non-GAAP net income and diluted earnings per common share. Current year amounts include the results of operations from the American Household and the United
States Playing Cards businesses, which were acquired in January 2005 and June
2004, respectively.

     Martin E. Franklin, Chairman and Chief Executive, commented, "We are extremely pleased by the overall performance of our business units during the first quarter, particularly as we worked to integrate the American Household acquisition. A healthy performance in our Outdoor Solutions segment, whose seasonality favors the first and second quarters, helped Jarden exceed its operating targets as a whole for the first quarter."

                                [LOGOS OMITTED]

                                     -more-

     "We are satisfied with the progress we have made in expanding our overall operating margins and capitalizing on the synergies from our acquisitions. Key management positions in our Outdoor Solutions and Branded Consumables segments were filled during the quarter and we have settled into an execution mode as we focus on developing new products, planning for 2006 initiatives and identifying further acquisition opportunities to strengthen our existing portfolio."

     The Company will be holding a conference call at 9:45 AM (EDT) today, May
5, 2005, to further discuss its results and respond to questions. The call will be accessible via a webcast through the Company's website at www.jarden.com and will be archived until May 19, 2005.

     Jarden Corporation is a leading provider of niche consumer products used in and around the home, under well-known brand names including Ball(R), Bee(R),
Bicycle(R), Campingaz(R), Coleman(R), Crawford(R), Diamond(R), First Alert(R),
FoodSaver(R), Forster(R), Health o meter(R), Hoyle(R), Kerr(R), Lehigh(R),
Leslie-Locke(R), Loew-Cornell(R), Mr. Coffee(R), Oster(R), Sunbeam(R) and
VillaWare(R). Jarden operates through four business segments: Branded
Consumables, Consumer Solutions, Outdoor Solutions and Other. Headquartered in
Rye, N.Y., Jarden has over 9,000 employees worldwide. For more information, please visit www.jarden.com.

     Note: This news release contains "forward-looking statements" within the meaning of the federal securities laws and is intended to qualify for the Safe
Harbor from liability established by the Private Securities Litigation Reform
Act of 1995, including statements regarding the outlook for Jarden's markets and the demand for its products, future cash flows from operations, Jarden's future revenues and margin requirements, successful product development, growth in costs and expenses and the impact of acquisitions, divestitures, restructurings and other unusual items, including our ability to integrate and obtain the anticipated results and synergies from our acquisition of American Household,
Inc. These projections and statements are based on management's estimates and assumptions with respect to future events and financial performance and are believed to be reasonable, though are inherently uncertain and difficult to predict. Actual results could differ materially from those projected as a result of certain factors. A discussion of factors that could cause results to vary is included in the Company's periodic and other reports filed with the Securities and Exchange Commission.

                                 [LOGOS OMITTED]

                                     -more-

JARDEN CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(in thousands, except per share data)

                                                                 --------------------------------------------------------------------
                                                                                    THREE MONTHS ENDED MARCH 31,
                                                                 --------------------------------------------------------------------
                                                                                       2005                                2004
                                                                 --------------------------------------------------    --------------
                                                                                                       AS ADJUSTED      AS REPORTED
                                                                  AS REPORTED        ADJUSTMENTS       (NON-GAAP)         (GAAP)
                                                                      (GAAP)           (1) (4)            (4)             (2) (3)
                                                                 --------------    --------------    --------------    --------------

Net sales                                                        $      521,347    $         --      $      521,347    $      158,324

Costs and expenses:
  Cost of sales                                                         400,390           (16,390)          384,000           109,942
                                                                 --------------    --------------    --------------    --------------
  Gross profit                                                          120,957            16,390           137,347            48,382
  Selling, general and administrative expenses                           96,962              --              96,962            30,607
  Reorganization and acquisition-related integration costs                2,928            (2,928)             --                --
                                                                 --------------    --------------    --------------    --------------
Operating earnings                                                       21,067            19,318            40,385            17,775
Interest expense, net                                                    14,975              --              14,975             5,620
Loss on early extinguishment of debt                                      6,046            (6,046)             --                --
                                                                 --------------    --------------    --------------    --------------
Income before taxes                                                          46            25,364            25,410            12,155
Income tax provision                                                         17             9,638             9,655             4,643
                                                                 --------------    --------------    --------------    --------------
Net income                                                                   29    $       15,726    $       15,755             7,512
                                                                                   ==============    ==============    --------------
Paid-in kind dividends on Series B & C preferred stock                   (5,494)                                                 --
Charge from beneficial conversion on Series B preferred stock           (16,541)                                                 --
                                                                 --------------                                        --------------
(Loss) income available to common stockholders                   $      (22,006)                                       $        7,512
                                                                 ==============                                        ==============

Basic (loss) earnings per share                                  $        (0.76)                                       $         0.28
Diluted (loss) earnings per share                                $        (0.76)                                       $         0.27
Weighted average shares outstanding:
  Basic                                                                  28,802                                                27,045
  Diluted                                                                28,802                                                28,192

Net income (from above)                                          $           29    $       15,726    $       15,755    $        7,512
                                                                 --------------    --------------    --------------    --------------

Basic weighted average shares outstanding                                28,802              --              28,802            27,045
Additional shares assuming conversion of stock options and
  restricted stock                                                         --               1,174             1,174             1,147
                                                                 --------------    --------------    --------------    --------------
Diluted weighted average shares outstanding                              28,802             1,174            29,976            28,192
Add back: Conversion of Series B preferred stock and accrued
  dividends into common stock                                              --               4,083             4,083              --
Add back: Conversion of Series C preferred stock and accrued dividends into Series B preferred stock and further into
  common stock                                                             --               5,449             5,449              --
Add back: Conversion of Series C preferred stock and accrued
  dividends into common stock                                              --                 969               969              --
Add back: Estimated additional shares assuming conversion of stock options and restricted stock to be issued upon
  shareholder approval of amendment to stock compensation plan             --               1,450             1,450              --
                                                                 --------------    --------------    --------------    --------------
Diluted weighted average shares outstanding                              28,802            13,125            41,927            28,192
                                                                 --------------    --------------    --------------    --------------
Diluted (loss) earnings per share                                $        (0.76)                     $         0.38    $         0.27

See Notes to Earnings Release attached.

                                     -more-

JARDEN CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(in thousands)

                                                                                             AS OF
                                                                             ---------------------------------------
                                                                                  MARCH 31,           DECEMBER 31,
                                                                                    2005                2004 (3)
                                                                             ------------------    -----------------

ASSETS
Current assets
  Cash and cash equivalents                                                      $     41,756        $      20,665
  Accounts receivable, net                                                            393,969              127,468
  Inventories, net                                                                    543,867              154,180
  Other current assets                                                                101,565               32,749
  Assets held for sale                                                                  9,405                    -
                                                                             ------------------    -----------------
    Total current assets                                                            1,090,562              335,062
                                                                             ------------------    -----------------
Non-current assets
  Property, plant and equipment, net                                                  259,743               85,429
  Intangibles, net                                                                  1,231,597              602,383
  Other assets                                                                         60,773               19,507
                                                                             ------------------    -----------------
    Total assets                                                                 $  2,642,675        $   1,042,381
                                                                             ==================    =================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term debt and current portion of long-term debt                          $     71,471        $      16,951
  Accounts payable                                                                    205,696               48,910
  Deferred consideration for acquisitions                                              28,995               28,995
  Other current liabilities                                                           233,777               58,835
                                                                             ------------------    -----------------
    Total current liabilities                                                         539,939              153,691
                                                                             ------------------    -----------------
Non-current liabilities
  Long-term debt                                                                    1,021,804              470,500
  Deferred consideration for acquisitions                                              49,707               10,250
  Other non-current liabilities                                                       340,236               73,989
                                                                             ------------------    -----------------
    Total non-current liabilities                                                   1,411,747              554,739
                                                                             ------------------    -----------------

Series C preferred stock                                                              181,014                    -

Stockholders' equity
  Series B preferred stock                                                            130,640                    -
  Common stock                                                                            294                  287
  Additional paid-in capital                                                          258,972              193,004
  Other stockholders' equity                                                          120,069              140,660
                                                                             ------------------    -----------------
    Total stockholders' equity                                                        509,975              333,951
                                                                             ------------------    -----------------
Total liabilities and stockholders' equity                                       $  2,642,675        $   1,042,381
                                                                             ==================    =================

See Notes to Earnings Release attached.

                                     -more-

JARDEN CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(in thousands)

                                                                                 THREE MONTHS ENDED
                                                                          ----------------------------------
                                                                             MARCH 31,         MARCH 31,
                                                                                2005           2004 (3)
                                                                          ----------------- ----------------

CASH FLOWS FROM OPERATING ACTIVITIES
    Net income                                                                   $     29        $   7,512
    Reconciliation of net income to net cash used in
        operating activities:
        Depreciation and amortization                                              12,132            4,513
        Other non-cash items                                                        5,875             (513)
     Changes in working capital components, net of effects from acquisitions:
         Accounts receivable                                                      (47,507)           9,974
         Inventory                                                                (27,041)         (24,304)
         Accounts payable                                                          28,599            8,662
         Other current assets and liabilities                                     (56,653)          (6,439)
                                                                          ----------------- ----------------
        Net cash used in operating activities                                     (84,566)            (595)
                                                                          ----------------- ----------------

CASH FLOWS FROM FINANCING ACTIVITIES
     Proceeds from revolving credit borrowings                                     54,526                -
     Payments on revolving credit borrowings                                      (10,613)               -
     Proceeds from issuance of long-term debt                                     850,000                -
     Payments on long-term debt                                                  (305,693)          (2,645)
     Proceeds from issuance of stock, net of transaction fees                     350,379                -
     Debt issuance costs                                                          (17,455)             (63)
     Other                                                                          1,012            1,324
                                                                          ----------------- ----------------
        Net cash provided by (used in) financing activities                       922,156           (1,384)
                                                                          ----------------- ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
    Additions to property, plant and equipment                                    (10,944)          (1,288)
    Acquisition of businesses, net of cash acquired                              (805,604)         (39,315)
    Other, net                                                                         49             (467)
                                                                          ----------------- ----------------
       Net cash used in investing activities                                     (816,499)         (41,070)
                                                                          ----------------- ----------------
NET INCREASE (DECREASE) IN CASH                                                    21,091          (43,049)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                     20,665          125,400
                                                                          ----------------- ----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                       $   41,756        $  82,351
                                                                          ================= ================

See Notes to Earnings Release attached.

                                     -more-

JARDEN CORPORATION
NET SALES AND OPERATING EARNINGS BY SEGMENT (UNAUDITED)
(in thousands)

                                                                    THREE MONTHS ENDED
                                                              ---------------------------------
                                                               MARCH 31,          MARCH 31,
                                                                  2005               2004
                                                              --------------     --------------

Net sales:
   Branded consumables (a)                                       $ 111,708          $  74,898
   Consumer solutions (b)                                          190,840             45,174
   Outdoor solutions (c)                                           182,916                  -
   Other                                                            51,703             52,455
   Intercompany elimination                                        (15,820)           (14,203)
                                                              --------------     --------------
           Total net sales                                       $ 521,347          $ 158,324
                                                              ==============     ==============

Operating earnings:
   Branded consumables (a) (d)                                   $  10,689           $  6,293
   Consumer solutions (b) (d)                                        2,862              6,397
   Outdoor solutions (c) (d)                                         7,338                  -
   Other                                                             3,194              5,670
   Intercompany elimination                                            (88)              (585)
   Reorganization and acquisition-related integration costs         (2,928)                 -
                                                              --------------     --------------
           Total operating earnings (d)                          $  21,067          $  17,775
                                                              ==============     ==============

(a) The United States Playing Card business is included in the branded consumables segment effective June 28, 2004.

(b) The Jarden Consumer Solutions (formerly Sunbeam Products) business of
American Household is included in the consumer solutions segment effective
January 24, 2005.

(c) The outdoor solutions segment was created upon the purchase of the Coleman business with the acquisition of American Household, effective January 24, 2005.

(d) For the three months ended March 31, 2005, the operating earnings of branded consumables, consumer solutions and outdoor solutions reflects $190, $6,399 and
$9,801, respectively, of purchase accounting adjustments for manufacturer's profit in inventory that had the effect of reducing the operating earnings reported under GAAP for each of these segments (see Note 1 on the following page).

                                     -more-

JARDEN CORPORATION
NOTES TO EARNINGS RELEASE

Note 1: Adjustments relate to items that are excluded from the "as reported"
results to arrive at the "as adjusted" results for the three months ended March
31, 2005. Adjustments to the net income consist of purchase accounting adjustments for $16.4 million of manufacturer's profit in inventory that flowed through cost of sales during the quarter, $2.9 million of reorganization and acquisition-related integration costs and $6.0 million of loss on early extinguishment of debt. Adjustments to the weighted average shares outstanding consist of Series B and Series C preferred stock common stock equivalents on an if-converted basis, as well as restricted shares for executive officers to be issued upon shareholder approval of an amendment to the stock compensation plan.

Note 2: There were no items excluded from the "as reported" results for the three months ended March, 31, 2004.

Note 3: Certain reclassifications have been made in the Company's financial statements of the prior year to conform to the current year presentation. These reclassifications have no impact on previously reported net income.

Note 4: This earnings release contains non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a
Company's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statements of operations, balance sheets, or statement of cash flows of the Company; or
includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Pursuant to the requirements of Regulation G, the
Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

Net income and diluted earnings per share, excluding the items discussed in Note
1 above, are non-GAAP financial measures and have been presented herein because management of the Company uses these financial measures in monitoring and evaluating the Company's ongoing financial results and trends. Management believes that these non-GAAP operating performance measures are useful for investors because they enhance investors' ability to analyze trends in the
Company's business and compare the Company's financial and operating performance to the performance of the Company's peers. Additionally, the Company's credit agreement has provided for manufacturer's profit in inventory adjustments required for purchase accounting, reorganization and acquisition-related integration costs and loss on early extinguishment of debt to be excluded in calculations used for determining whether the Company is in compliance with certain credit agreement covenants.

                                       ###